Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated October 4, 2007 to the Prospectus

dated May 1, 2007, as Supplemented on September 4, 2007 and September 20, 2007

On October 1, 2007 the Board of Directors of SunAmerica Focused Series, Inc. approved the termination of the current Subadvisory Agreement between AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) and Navellier & Associates, Inc. (“Navellier”) and approved a new Subadvisory Agreement between AIG SunAmerica and Janus Capital Management LLC (“Janus”) with respect to the Portfolio. Effective October 2, 2007, Janus will assume subadvisory responsibilities for the portion of assets previously managed by Navellier pursuant to the new Subadvisory Agreement with AIG SunAmerica and Mr. Ronald Sachs of Janus will act as portfolio manager.

Accordingly, effective October 2, 2007, all references to Navellier in the Prospectus are hereby deleted. An Information Statement containing more detailed information about Janus and the new Subadvisory Agreement will be mailed to shareholders no later than 60 days after the effective date of the new Subadvisory Agreement.

Janus Capital Management LLC is located at 151 Detroit Street, Denver, Colorado and is a Delaware limited liability company. Janus serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2006, Janus Capital Group, Inc., the parent of Janus, had assets under management of approximately $167.7 billion.

Effective October 2, 2007, all references to Navellier in the section “Information About Advisers,” on page 56 of the Prospectus are hereby replaced with the following:

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
Focused Large-Cap Growth Portfolio	Ronald Sachs, CFA, is Portfolio Manager and Vice President	Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds a B.A. (cum laude) in Economics from Princeton University and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

SUP4-FOCPR-10/07 (FocLgCGro)

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated October 4, 2007

to the Statement of Additional Information (“SAI”)

dated May 1, 2007

Effective October 2, 2007, all references to Navellier & Associates, Inc. (“Navellier”) in the SAI are hereby deleted. Specifically, in the section titled “Adviser, Personal Securities Trading, Distributor and Administrator,” on page B-72 under the heading “Additional Information about the Portfolio Managers,” the disclosure with respect to Navellier is hereby replaced with the following disclosure with respect to Janus Capital Management LLC (“Janus”):

	Other Accounts
	(As of October 31, 2006, except with respect to the Focused StarALPHA Portfolio, which provides info as of April 1, 2007, or as otherwise indicated)*
			Number of Other Accounts Managed and Total Asset (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance Based
Portfolio	Advisers/ Sub-adviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Focused Large-Cap Growth Portfolio	Janus	Ronald Sachs*	5	0	0	0	0	1
			$4.42 billion	None	None	None	None	$257.7

*	Information for Ronald Sachs is as of July 31, 2007.

Additionally on page B-74 of the SAI, in the table under the heading “Portfolio Manager Ownership of Fund Shares,” the references to Mr. Navellier and Ms. Price are hereby deleted and replaced with the following:

Portfolio	Name of Adviser	Name of Portfolio Manager	Dollars range of Equity Securities in each Fund managed by the named Portfolio Manager
Focused Large-Cap Growth Portfolio	Janus	Ronald Sachs*	None

*	Information for Ronald Sachs is as of July 31, 2007.

Additionally, on page B-82 of the SAI under the heading “Additional Information about the Portfolio Managers,” disclosure with respect to Janus is hereby deleted and replaced in its entirety with the following:

Janus

The following describes Janus’s structure and method of calculating a portfolio manager’s compensation as of July 1, 2007.

Portfolio managers and, if applicable, co-portfolio managers are compensated for managing a fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers (“CIO”) of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

CIO Variable Compensation: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Lipper peer group for compensation purposes is the Large-Cap Growth Funds category with respect to the Focused Large-Cap Growth Portfolio.

SAI-SUP4-FOCPR-10/07 (FocLgCGro)